UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 3, 2018

PepsiCo, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road Purchase, New York (Address of Principal Executive Offices)	10577 (Zip Code)

Registrant’s telephone number, including area code: (914) 253-2000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 6, 2018, PepsiCo, Inc. (“PepsiCo” or the “Company”) announced that Indra K. Nooyi, 62, PepsiCo’s Chairman and Chief Executive Officer, will depart PepsiCo in early 2019 so as to pursue the next phase of her life. On August 3, 2018, PepsiCo’s Board of Directors appointed Ramon Laguarta, 54, as Chief Executive Officer and as a member of the Board of Directors, in each case effective October 3, 2018. Ms. Nooyi will continue to serve as Chairman of PepsiCo’s Board of Directors until a date in early 2019 to be mutually determined by Ms. Nooyi and the Board.
Indra K. Nooyi was appointed PepsiCo’s Chief Executive Officer in 2006 and assumed the role of Chairman of PepsiCo’s Board of Directors in 2007. She was elected to PepsiCo’s Board of Directors and became President and Chief Financial Officer in 2001, after serving as Senior Vice President and Chief Financial Officer since 2000. Ms. Nooyi also served as PepsiCo’s Senior Vice President, Corporate Strategy and Development from 1996 until 2000, and as PepsiCo’s Senior Vice President, Strategic Planning from 1994 until 1996. Ms. Nooyi has served as a director of Schlumberger Ltd. since 2015.
Ramon Laguarta was appointed President, PepsiCo in September 2017. He previously held the positions of Chief Executive Officer, Europe Sub-Saharan Africa from July 2015 to September 2017; Chief Executive Officer, PepsiCo Europe from January 2015 to July 2015; President, Developing & Emerging Markets, PepsiCo Europe from 2012 to January 2015; and President, PepsiCo Eastern Europe Region from 2008 to 2012. Mr. Laguarta joined PepsiCo in 1996 as a marketing vice president for Spain Snacks and served in a variety of positions, including as Commercial Vice President of PepsiCo Europe from 2006 to 2008, General Manager for Iberia Snacks and Juices from 2002 to 2006 and General Manager for Greece Snacks from 1999 to 2001. Prior to joining PepsiCo in 1996, Mr. Laguarta worked for Chupa Chups, S.A., where he worked in several international assignments in Europe, Asia, and the United States.
At the time of this report, the Company has not entered into any compensation arrangements with Ms. Nooyi or Mr. Laguarta in connection with the announcement described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2018

PepsiCo, Inc.

By:	/s/ Cynthia Nastanski
Name: Cynthia Nastanski
Title: Senior Vice President, Corporate Law and Deputy Corporate Secretary